G l oba l Net Lease Thi r d Qua r te r 2 0 2 6 In v e s to r Pre s e n ta t i on P i c t u r ed : Ho m e De p o t i n La k e P a r k , G eo r g ia

Forward Looking Statements

This presentation contains statements that are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing, ability to consummate and consideration related to our anticipated acquisitions and dispositions, the intent, belief or current expectations of us, our operating partnership and members of our management team, our business and growth strategies, and our investment and financing activities, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "expects," "estimates," "projects," "potential," "predicts," "plans," "intends," "would," "could," "should" or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition or disposition by us is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission ("SEC") on February 25, 2026, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and our other filings with SEC as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Projections

This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all.

This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" sections of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our periodic reports on Form 8-K and all of our other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports.

Credit Ratings

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Q3'26 Investor Presentation 2

Th i rd Quarte r 2026 Invest o r Presentati on

Q3 2026 in Review

Continued Execution of Strategic Goals in Q3'26

GLOBAL NET LEASE

GNL continues to deliver consistent results, reflecting the Company's disciplined execution of its strategic initiatives

$535M Accretive Modiv Acquisition	Closed the **40-property $535 million Modiv Industrial acquisition** in August 2026, adding a portfolio with a **15.0-year WALT and 2.4% average annual rent increases** that is **fully integrated** and **contributing positively to results**, raising industrial & distribution to 51% of the portfolio
18% Pro-Forma Office Exposure, % of Portfolio SLR	**Pro forma office exposure of approximately 18%[1] of portfolio SLR, down from 27% at the beginning of 2026**, with **plans to bring additional office assets to market**, maintaining **disciplined pricing** and **maximizing value** through lease extensions ahead of sales or closings at lease expiration to capture remaining rent and avoid re-leasing costs and vacancy risk
$391M YTD Closed + Disposition Pipeline	**Year-to-date $391 million closed plus disposition pipeline[2]**, of which approximately **68% is comprised of office sales**; includes **$167 million of closed dispositions at a 7.7% cash cap rate on occupied assets**, as well as vacant assets that the Company expects to eliminate over $2 million of NOI drag
4.1% Weighted Avg. Interest Rate	The rise in long-term interest rates underscores the **value of GNL's financing decisions in 2025**, with borrowing costs remaining essentially unchanged at a **low weighted average interest rate of 4.1%[3]** and **no debt maturities until Q4 2027**, while **$863 million of liquidity[4]** and **$1.0 billion of capacity** on its Revolving Credit Facility provide flexibility to execute its corporate strategy

1. Pro forma reflects dispositions under PSA or LOI as of October 30, 2026.
2. Year-to-date closed plus disposition pipeline of $391 million as of October 30, 2026, including $167 million closed, approximately $58 million under signed purchase and sale agreements ("PSA") and approximately $166 million under letters of intent ("LOI"); there can be no assurance that transactions under PSA or LOI will be consummated on the above terms, if at all.
3. Weighted-average interest rate cost is based on the outstanding principal balance.
4. Liquidity includes $712.6 million of availability under the Revolving Credit Facility and $150.7 million of cash and cash equivalents as of September 30, 2026.

Q3'26 Investor Presentation 4

Execution Track Record

Track Record of Delivering on Strategic Goals

GLOBAL NET LEASE

GNL has repositioned its portfolio through the accretive Modiv acquisition, targeted office dispositions and an investment-grade balance sheet, strengthening the durability and predictability of its cash flows

Accretive Modiv Acquisition

Closed the $535 million acquisition of Modiv Industrial in August 2026 at an approximate 7.6% cash cap rate, adding 40 industrial properties with a long-duration tenant base, increasing the industrial & distribution share of the portfolio to 51% and extending WALT to 6.3 years for GNL's entire portfolio

Reducing Office Exposure

Office exposure has declined from 27% of portfolio SLR at the beginning of 2026 to 23% at Q3'26, with pending dispositions expected to bring exposure to approximately 18%[1]. GNL plans to continue to bring office assets to market to expedite the reduction, redeploying proceeds into industrial and retail assets

Investment-Grade Balance Sheet

GNL achieved a major milestone with its upgrade to an investment-grade BBB- credit rating from BB+ by Fitch Ratings, highlighting the successful execution of all strategic objectives, including reducing leverage, strengthening the balance sheet, and enhancing portfolio quality

1. Pro forma reflects dispositions under PSA or LOI as of October 30, 2026. There can be no assurance that transactions under PSA or LOI will be consummated on the above terms, if at all.

Q3'26 Investor Presentation 5

Execution Track Record

Track Record of Delivering on Strategic Goals (Cont'd)

GLOBAL NET LEASE

GNL undertook a broad set of actions that collectively repositioned the Company – elevating overall quality through a more streamlined portfolio, a materially lower leverage profile, enhanced liquidity and improved credit metrics

Successful Disposition Program

Since launching its disposition program, GNL has completed approximately $3.6 billion in sales, highlighted by the $1.8 billion Multi-Tenant Retail Portfolio sale in 2025, which accelerated debt reduction efforts and materially strengthened the balance sheet and portfolio

Continued Leverage Reduction

By strategically deploying proceeds from non-core asset sales toward accelerated debt paydown, GNL reduced its net debt balance by $164 million, from $2.9 billion in Q3'25 to $2.7 billion in Q3'26, strengthening the balance sheet and enhancing financial flexibility

Accretive Share Repurchase Program

GNL deployed a portion of net proceeds from non-core asset sales to accretively repurchase shares, having repurchased 29.7 million shares for $246 million at a weighted average price of $8.28[1] at an attractive 10.1% AFFO yield[2]

1. Represents share repurchases from January 1, 2025 through October 30, 2026.
2. Calculated using the mid-point of GNL's full-year AFFO per Share Guidance of $0.84.

Q3'26 Investor Presentation 6

Execution Track Record

Track Record of Delivering on Strategic Goals (Cont'd)

GNL Management executed a disciplined strategy designed to reposition GNL's path forward, generate measurable balance sheet and portfolio improvements, and meaningfully expand strategic flexibility heading into the next phase of growth

Achieved 4.9% Renewal Leasing Spread

GNL continued to showcase its strong asset management capabilities through robust leasing activity, achieving a 4.9% renewal spread in Q3'26 by taking a proactive approach with tenants, while further highlighting the mission-critical nature of its portfolio and the attractive mark-to-market opportunities it offers

Refinanced Revolving Credit Facility

GNL successfully executed a $1.8 billion refinancing of its Revolving Credit Facility in August 2025, delivering an immediate 35 basis point reduction in interest rate spread, boosting liquidity and extending the Company's weighted average debt maturity, providing greater financial flexibility

Lowered G&A Expense and Capex

Through the $1.8 billion sale of its Multi-Tenant Retail Portfolio, GNL successfully repositioned itself in 2025 as a pure-play single-tenant net lease REIT, enabling a reduction in G&A expenses and a material decrease in capital expenditures as operations were streamlined

Q3'26 Investor Presentation 7

2026 Financial Guidance

GLOBAL NET LEASE

Positive Revision to 2026 Financial Guidance

GNL is raising its 2026 AFFO per Share Guidance to $0.83 – $0.85, reflecting continued strong execution across the portfolio

	Initial 2026 Financial Guidance	Revised Financial Guidance (Q2'26)	Revised Financial Guidance (Q3'26)
AFFO per Share[1]	$0.80 – $0.84	$0.82 – $0.85	**$0.83 – $0.85**
Net Debt / Adj. EBITDA[1][2]	6.5x – 6.9x	6.5x – 6.9x	**6.5x – 6.9x**
Gross Transaction Volume[3]	$250M – $350M	$700M – $800M	**$750M – $800M**

Rationale for Raising Guidance

- Greater visibility into financial and portfolio results with the Modiv transaction closed and three quarters of 2026 complete
- Continued execution of GNL's strategic initiatives, including the closing of the Modiv acquisition, accretive share repurchases and office dispositions
- Improved operational performance across the portfolio, supporting an increase to the low end of the AFFO per Share range
- Net Debt / Adjusted EBITDA guidance maintained

Net Debt to Adjusted EBITDA for Q3'26 was not meaningful due to the Modiv acquisition closing in mid-August as quarter-end debt reflects the full transaction while Adjusted EBITDA includes only a partial quarter of earnings from the acquired portfolio. Q4'26 results will reflect a full quarter of Modiv earnings, and the transaction is expected to be leverage neutral.

1. We do not provide guidance on net income. We only provide guidance on AFFO per share, our Net Debt to Adjusted EBITDA ratio, our expected Gross Transaction Volume and do not provide reconciliations of this forward-looking non-GAAP guidance to net income per share or our debt to net income due to the inherent difficulty in quantifying certain items necessary to provide such reconciliations as a result of their unknown effect, timing and potential significance. Examples of such items include impairment of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions and other non-recurring expenses.
2. Adjusted EBITDA annualized based on forecasted Adjusted EBITDA for the quarter ended December 31, 2026 multiplied by four. Annualized figures based on assumed future operations that reflect assumptions as to certain business decisions and events that are subject to change. There can be no assurance that these annualized figures will prove to be accurate.
3. 2026 full year guidance based on gross transaction volume of $750 million and $800 million, inclusive of both dispositions and acquisitions.

Q3'26 Investor Presentation 8

Non-Core Asset Sales & Capital Recycling

GLOBAL NET LEASE

Active Capital Recycling

Opportunistic asset sales have reduced office exposure while improving portfolio quality

68%
Office Assets as % of Total Dispositions in 2026

7.7%
Cash Cap Rate on Occupied Dispositions in 2026[1]

↔

7.6%
Cash Cap Rate on Acquisitions in 2026[1]

$3.6B
Dispositions Completed Since 2023 Internalization

Dispositions	Q1'26	Q2'26	Q3'26[2]	Pipeline[3][4]	Total
# of Properties	11	11	7	27	**56**
Occupied Sales ($M)	$21.6	$66.0	$2.9	$80.8	**$171.2**
Vacant Sales ($M)	$49.0	$8.2	$19.6	$142.8	**$219.6**
$ Amount Sold / Under Pipeline ($M)	**$70.6**	**$74.2**	**$22.5**	**$223.5**	**$390.8**

Includes $141 million of office assets to be sold upon lease expiration, designed so that GNL collects remaining contractual rental cash flows while avoiding leasing costs, capital expenditures and occupancy risk

Acquisitions	Q1'26	Q2'26	Q3'26	Pipeline	Total
# of Properties	—	—	41	—	**41**
$ Amount Acquired / Under Pipeline ($M)	—	—	$549.1	—	**$549.1**

Note: Disposition data as of October 30, 2026.
1. Cash cap rates calculated based on closed dispositions and acquisitions.
2. Includes dispositions closed through October 30, 2026.
3. Disposition pipeline under signed purchase and sale agreements ("PSA") or letters of intent ("LOI"). There can be no assurance that transactions under PSA or LOI will be consummated on the above terms, if at all. PSA includes approximately $58 million of dispositions and LOI includes approximately $166 million of dispositions.
4. Includes $58 million of dispositions under LOI that are expected to close in 2027.

Q3'26 Investor Presentation 9

Non-Core Asset Sales & Capital Recycling

Actively Reducing Office Exposure

GLOBAL NET LEASE

Year-to-date sales have reduced office exposure, with additional assets under contract and being marketed

27%
Office % of SLR, Start of 2026

23%
Office % of SLR, Q3'26

18%
Office % of SLR, Q3'26 pro forma(1)

2026 Office Dispositions

Asset	State	SF	WALT	Price	Status
GSA	MN	33,000	17.2	$13M	Closed, 7.2% cash cap rate
GE Aviation	MI	369,000	9.5	$48M	Closed, 7.2% cash cap rate
GSA	DE	9,967	7.0	$2M	Closed, 7.9% cash cap rate
TRC Companies	VA	78,308	4.8	$11M	Closed, 8.9% cash cap rate
Continental Tire	SC	90,994	—	$4M	Closed, vacant
Nimble Storage	CA	164,608	—	$45M	Closed, vacant
Under PSA (4 assets)	Various	391,840	—	$45M	Expected close Q4'26
Under LOI (3 assets)	Various	797,081	—	$96M	Expected close Q4'26 – Q2'27
Total		**1.9M**		**$264M**	

Plan to Further Reduce Office Exposure

- Identify office assets where GNL can maximize value, selling either upon lease expiration or following a renewal that supports the strongest pricing
- Redeploy sale proceeds into single-tenant industrial and retail assets that extend lease term, improve tenant credit and provide stronger embedded rent growth
- Sell at or ahead of lease expiration to capture remaining contractual rent while avoiding re-leasing costs, capital expenditures and vacancy risk

GNL plans to bring additional office assets to market to further reduce its office exposure

1. Pro forma reflects dispositions under contract or LOI as of October 30, 2026. There can be no assurance that transactions under PSA or LOI will be consummated on the above terms, if at all.

Q3'26 Investor Presentation 10

Financial Foundation

GLOBAL NET LEASE

No Debt Maturities Until Late 2027

Financing decisions made last year have insulated GNL's borrowing costs from the rise in long-term rates

$0

of debt maturing before November 2027

Cost of Debt Down Year-over-Year

4.2% → **4.1%**

Q3'25 → **Q3'26**

Weighted average interest rate down 10 bps year-over-year

Fixed-rate or swapped to fixed	**86%**
Revolving Credit Facility spread	**1.25%**
Revolving Credit Facility maturity	**Aug. 2030[1]**

Debt Maturity Timeline, October 2026 to December 2027


Late 2027 maturities
November: $94M of mortgages at 4.37%
December: $500M of 3.75% senior notes
No scheduled maturities
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2026
2027

Financing Decisions Made Last Year Are Paying Off

- The nearest debt maturities are in late 2027, with $94 million of mortgages at a 4.37% interest rate in November 2027 and the $500 million of 3.75% senior notes in December 2027
- Despite the sharp rise in Treasury yields, the impact on GNL's borrowing costs has been limited, as SOFR, the benchmark for U.S. dollar revolver borrowings, has increased by only 25 basis points
- GNL's investment-grade credit profile enabled it to refinance its Revolving Credit Facility in August 2025 on improved terms, extending the maturity to August 2030 with extension options and reducing the spread by 35 basis points
- The Revolving Credit Facility remains attractively priced at a 1.25% spread over the applicable benchmark rate, a low-cost source of capital when current alternatives are not as attractive

With its Revolving Credit Facility refinanced on improved terms, 86% of debt fixed or swapped and no maturities until Q4 2027, GNL is positioned to execute its capital allocation strategy from a position of strength

Note: Data as of September 30, 2026.
1. Assumes GNL exercises its two 6-month extension options on its Revolving Credit Facility.

Q3'26 Investor Presentation 11

Financial Foundation

Proactive Balance Sheet Management

Strategic Focus:

- **Reducing Leverage Remains a Core Priority**
  GNL plans to focus on reducing leverage over the long term, directing disposition proceeds toward debt repayment while maintaining its investment-grade balance sheet
- **Financial Flexibility Provides Optionality**
  Ample liquidity, significant Revolving Credit Facility capacity and an investment-grade balance sheet allow GNL to choose when and how to access capital
- **Disciplined Capital Allocation**
  GNL aims to continue taking a prudent and disciplined approach to capital allocation, supported by the strength and flexibility of its balance sheet

Significant Reduction in Net Debt


$2.5B Net Debt Reduction Since Q3'23
$5.2B
2023
Internalization Completed
Leverage reduction strategy put in place
$4.8B
2024
$835M of dispositions closed
Net sale proceeds used to continue to further reduce debt
1H 2025
$1.8B Multi-Tenant Retail Portfolio sale
Further accelerates debt reduction
$2.9B
June 2025
S&P upgrade to BBB-
Senior notes rated investment grade
Oct 2025
Fitch upgrade to BBB-
Corporate rating raised to investment grade
$2.7B
Sep 2026
$863M liquidity;
$1.0B revolver capacity
2023
2024
2025
2026

Since Q3'25, Reduced Total Net Debt[1] by $164M

$863M
Liquidity[2]

$1.0B
Capacity on Revolving Credit Facility

BBB-
Fitch Corporate Rating

1. Represents total debt outstanding of $2.9 billion, less cash and cash equivalents of $150.7 million; excludes the effect of discounts and deferred financing costs, net.
2. Liquidity includes $712.6 million of availability under the Revolving Credit Facility and $150.7 million of cash and cash equivalents as of September 30, 2026.

Q3'26 Investor Presentation 12

Financial Foundation

Q3 2026 Financial Highlights

GLOBAL NET LEASE

GNL is raising the low end of its 2026 AFFO per Share Guidance to $0.83 – $0.85, up from $0.82 – $0.85, reflecting continued strong execution across the portfolio

Debt Capitalization ($MM)	
Total Secured Debt	**$1,021**
3.75% Senior Notes	$500
4.50% Senior Notes	$500
Revolving Credit Facility	$830
Total Unsecured Debt	**$1,830**
Total Debt	**$2,852**
Interest Coverage Ratio[1]	3.0x
Weighted Average Interest Rate Cost[2]	**4.1%**

Earnings Summary ($MM)	
Revenue from Tenants	$112.9
Net loss Attributable to Common Stockholders	($67.1)
NOI[3]	$98.5
Cash NOI[3]	**$98.6**
Adjusted Funds from Operations (AFFO)[3]	$48.3
Adjusted Funds from Operations (AFFO)[3] per Share	**$0.22**
Weighted Average Diluted Shares Outstanding	221.1

$2,701
Net Debt[4][5]

$5,454
Gross Asset Value[6]

$985
Capacity on Revolving Credit Facility

49.5%
Net Debt[4][5] / Gross Asset Value[6]

86%
Fixed Rate Debt

$863
Liquidity[7]

1. The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q3 2026 by cash paid for interest (calculated based on interest expense less the non-cash portion of interest expense).
2. Weighted-average interest rate cost is based on the outstanding principal balance.
3. AFFO, Adjusted EBITDA, NOI and Cash NOI are non-GAAP financial measures, see Non-GAAP Financial Measures in the Appendix.
4. Represents total debt outstanding of $2.9 billion, less cash and cash equivalents of $150.7 million.
5. Excludes the effect of discounts and deferred financing costs, net.
6. Gross asset value is defined as total assets plus accumulated depreciation and amortization as of September 30, 2026.
7. Liquidity includes $712.6 million of availability under the Revolving Credit Facility and $150.7 million of cash and cash equivalents as of September 30, 2026.

Q3'26 Investor Presentation 13

Modiv Acquisition

Modiv Acquisition: Rationale & Strategic Benefits

GLOBAL NET LEASE

Immediate Earnings Accretion with Attractive Embedded Synergies

- Transaction underwritten to be approximately 4% accretive to AFFO per share, with a full quarter of contribution beginning in Q4'26
- Elimination of duplicative public company, personnel and third-party costs expected to generate $6 million of annual synergies

+4%
AFFO Accretion

Leverage-Neutral Transaction Maintains Balance Sheet and Liquidity Strength

- All-stock transaction was structured to be leverage neutral, requiring no new external capital to complete the transaction
- The transaction structure preserved balance sheet strength and financial flexibility, positioning GNL to invest in strategic growth initiatives and continue driving down leverage over the long-term

0.0x
Additional Leverage

High-Quality Industrial Net Lease Portfolio

- GNL acquired a high-quality net lease portfolio concentrated in mission-critical industrial assets, with a weighted average lease term of 15.0 years[(1)] and 2.4% average annual rent escalations[(2)]
- Long-duration lease profile extended GNL's weighted average lease term from 5.7 years at Q2'26 to 6.3 years at Q3'26, enhancing both portfolio durability and cash flow visibility

2.4%
Average Annual Rent Escalation

Strengthened Portfolio Quality & Diversification

- Acquisition strengthened GNL's portfolio mix, increasing industrial exposure to 51% of SLR while reducing office concentration to 23%
- The portfolio features a well-recognized tenant base of leading global brands, with 45% of annual base rent derived from investment-grade rated tenants[(3)]

45%
Investment-Grade Tenants

Enhanced Platform to Support Long-Term Growth and Shareholder Value

- The acquisition enhanced GNL's scale, diversification and capital flexibility, positioning the platform to efficiently access capital, pursue strategic investments and support sustainable long-term growth and value creation
- **Closed on August 12, 2026 with the portfolio fully integrated and contributing positively to results**

$5B+
Pro Forma Platform

1. Modiv's metric based on square feet as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera.
2. Metric based on Annual Base Rent as of December 31, 2025, adjusted for Modiv's previously disclosed disposition of Northrop Grumman and Kalera.
3. Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on Annual Base Rent and as of December 31, 2025, Modiv's portfolio was 23% actual investment grade rated, and 22% implied investment grade rated.

Q3'26 Investor Presentation 14

Real Estate Portfolio

Global Portfolio of Mission-Critical Assets

Fully-integrated, internally managed platform with a strategically assembled single-tenant portfolio

835
Properties

44M
Square Feet

96%
Occupancy

6.3 Years
Weighted Average Remaining Lease Term[1]

87%
Contractual Rent Increases[2]

63%
Investment Grade Tenants[1][3]

Annualized SLR by Segment


Retail
26%
Industrial &
Distribution
51%
Office
23%

Geographic Distribution


Europe
24%
U.S. / Canada
76%

Note: Portfolio metrics as of September 30, 2026.

1. Metric calculated based on annualized SLR as of September 30, 2026.
2. The percentage of leases with rent increases is based on straight line rent as of September 30, 2026. Refer to SLR definition included in the footnotes on slide 16. Contractual cash base rent increases average 1.5% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of September 30, 2026, and based on straight-line rent, approximately 65.0% are fixed-rate increases, 17.9% are based on the Consumer Price Index, 4.0% are based on other measures and 13.1% do not contain any escalation provisions.
3. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on annualized SLR and as of September 30, 2026, GNL's portfolio was 35.8% actual investment grade rated and 27.1% implied investment grade rated.

Q3'26 Investor Presentation 15

Real Estate Portfolio

Global Presence. Durable Portfolio.

GLOBAL NET LEASE

	Total Portfolio		Industrial & Distribution		Retail		Office
Number of Properties	835		219	+	568	+	48
Square Feet (millions)	43.5		31.9	+	6.6	+	5.1
SLR[1] (millions)	$433		$220 (51%)	+	$114 (26%)	+	$99 (23%)
U.S. | Europe Exposure%[2]	76% | 24%		86% | 14%		84% | 16%		47% | 53%
% Leased[3]	96%		95%	+	97%	+	98%
WALT[2]	6.3 Years		6.7 Years	+	6.5 Years	+	3.4 Years
Percent IG Rated Tenants[2][4]	63%		59%	+	54%	+	82%
Rent Escalations[2]	87%		93%	+	78%	+	82%
Average Annual Rent Increase[2]	1.5%		1.8%	+	1.1%	+	1.3%

GNL's global presence and diversified portfolio provides a competitive advantage relative to peers as well as flexibility to focus on attractive opportunities in multiple segments and markets that the Company believes will continue to contribute long-term value to GNL shareholders

Note: Portfolio metrics as of September 30, 2026.

1. Calculated as of September 30, 2026, using annualized rent ("SLR") converted from local currency into USD as of September 30, 2026 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable.
2. Metric based on annualized SLR as of September 30, 2026.
3. Metric calculated based on square feet as of September 30, 2026.
4. Refer to Investment Grade Rating definition included in the footnotes on slide 15.

Q3'26 Investor Presentation 16

Real Estate Portfolio

Industry-Leading, Credit-Worthy Tenants

Top ten tenants represent only 26% of GNL's SLR with no single tenant accounting for more than 5%

Top Ten Tenants (% of SLR)[1]


FedEx
Actual: Baa2
5.0%
Whirlpool
Actual: Ba3
2.9%
ING
Actual: A2
2.7%
FCA
Actual: Aa1
2.3%
GSA
Implied: Baa3
2.3%
DOLLAR GENERAL
Actual: Baa3
2.3%
Broadridge
Actual: Baa2
2.2%
TRUIST
Actual: Baa1
2.0%
Boots
Actual: NR
2.0%
Kroger
Actual: Baa1
2.0%
Represents Investment-Grade Tenant(2)

81%

Of Top 10 Tenants are Investment-Grade Rated[4]

Tenant Industry Diversification (% of SLR)[1]


Financial Services
9%
Broadridge
PNC BANK
Freight & Logistics
7%
FedEx
GXO
Industrial Manufacturing
6%
Lindsay
VALTIR
Healthcare
6%
FRESENIUS MEDICAL CARE
Encompass Health
Consumer Goods
5%
Whirlpool
Auto Manufacturing
5%
FCA
Distribution
4%
Kroger
Discount Retail
4%
DOLLAR GENERAL
Technology
4%
NETSCOUT
Pharmacy
3%
Boots
Other(3)
47%

High-quality portfolio supported by financially strong, recession-resistant tenants across essential sectors

Note: Portfolio metrics as of September 30, 2026.

1. Metric based on annualized SLR as of September 30, 2026. Refer to SLR definition included in the footnotes on slide 16.
2. Refer to Investment Grade Rating definition included in the footnotes on slide 15.
3. "Other" represents the aggregate of all industries with less than approximately three percent exposure.
4. Calculated by adding the Investment Grade tenants' percentage of SLR and dividing by the total SLR percentage of the top ten tenants.

Q3'26 Investor Presentation 17

Real Estate Portfolio

Global Footprint, Local Execution



GNL's geographically diverse portfolio combines global scale with local expertise. Spanning multiple regions, the Company believes it is positioned to respond to unique market dynamics, optimize value, and manage risk.

GNL engages directly with tenants to support operational needs and long-term objectives, structuring customized solutions that drive stability, sustainable growth, and lasting value.

United States / Canada | 76.2% of Total SLR	
Southeast – 18.3%	Pacific Southwest – 8.0%
Midwest – 22.2%	Northeast – 7.1%
Mid-Atlantic – 11.7%	Pacific Northwest – 0.7%
Southwest – 7.6%	Canada – 0.7%

Europe | 23.8% of Total SLR	
United Kingdom – 9.0%	France – 1.4%
Netherlands – 4.3%	Channel Islands – 1.4%
Finland – 3.2%	Luxembourg – 1.4%
Germany – 2.6%	Italy – 0.5%

Note: Data as of September 30, 2026.

Q3'26 Investor Presentation 18

Real Estate Portfolio

Driving Leasing Momentum Through Active Asset Management

GLOBAL NET LEASE

Q3'26 Single-Tenant Leasing and Renewal Activity	
Renewals Completed	10
Q3 2026 SLR Renewal Spread[(1)]	4.9%
Straight-Line Rent on Renewals	$10.4 million
Square Feet on Renewals	840,173
Weighted Average Lease Term on Renewals	5.2 Years

Refresco: Executed a 10-year lease extension with Refresco in Q3'26 at their ~170,000-square-foot distribution facility, with a 15.7% SLR renewal spread

Dollar General: Executed ~37,000 square feet of renewals across four Dollar General locations in Q3'26, with an 8.0% SLR renewal spread

Tractor Supply Co: Executed a 5-year lease renewal with Tractor Supply in Q3'26 at their ~26,000-square-foot store, with a 4.5% SLR renewal spread

Note: Leasing activity from 7/1/2026 through 9/30/2026 and excludes properties currently under LOI and PSA.
1. Calculated using Straight-Line Rent.

Q3'26 Investor Presentation 19

Real Estate Portfolio

Attractive Lease Maturity Schedule

Stable, long-term, single-tenant net leased assets results in a favorable lease maturity schedule

6.3 Years

Weighted Average Remaining Lease Term(1)


Lease Maturity Schedule by Property Type (% of Leased SF)
3.3%
1.2%
0.0%
2.1%
6.0%
2.9%
1.3%
1.8%
10.6%
6.7%
2.0%
1.8%
14.6%
11.4%
1.4%
1.9%
9.3%
6.7%
2.0%
0.6%
56.2%
43.9%
8.6%
3.7%
2026
2027
2028
2029
2030
2031+
Industrial and Distribution
Retail
Office

Note: Data as of September 30, 2026.
1. Weighted average remaining lease term in years is based on square feet as of September 30, 2026.

Q3'26 Investor Presentation 20

Real Estate Portfolio

Industrial & Distribution Overview

GLOBAL NET LEASE

51% Total Portfolio[1]

219 Properties

31.9M Square Feet

11% CPI Increases[1]

95% Leased

6.7 Years WALT

59% IG Tenants[1]

93% Rent Escalators[1]

1.8% Average Annual Rental Increase[1]

Lease Maturity Schedule (% of SF)

6.7 Years Weighted Average Lease Term


1.2%
2.9%
6.7%
11.4%
6.7%
43.9%
2026
2027
2028
2029
2030
2031+

Geographic Breakdown (% of Total SLR)


Europe 10%
Canada 1%
United Kingdom 4%
United States 85%

Top Five Industrial & Distribution Tenants			
Tenant	Credit Rating	Country	% of Total SLR
FedEx	Actual: Baa2	U.S. / Canada	5.0%
Whirlpool	Actual: Ba3	U.S.	2.9%
FCA	Implied: Baa3	U.S.	2.3%
Broadridge	Actual: Baa2	U.S.	2.2%
Kroger	Actual: Baa1	U.S.	2.0%
Top 5 Tenants	**80.0% IG Rated[2][3]**		**14.4%**

Note: Portfolio Metrics as of September 30, 2026.
1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 16.
2. Refer to Investment Grade Rating definition included in the footnotes on slide 15.
3. Calculated by adding the Investment Grade tenants' percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Q3'26 Investor Presentation 21

Real Estate Portfolio

Retail Overview

26% Total Portfolio[1]

568 Properties

6.6M Square Feet

$114M SLR

97% Leased

6.5 Years WALT

54% IG Tenants[1]

78% Rent Escalators[1]

1.1% Average Annual Rental Increase[1]

Lease Maturity Schedule (% of SF)

6.5 Years Weighted Average Lease Term


0.0%
1.3%
2.0%
1.4%
2.0%
8.6%
2026
2027
2028
2029
2030
2031+

Top Five Retail Tenants

Tenant	Credit Rating	Country	% of Total SLR
DOLLAR GENERAL	Actual: Baa3	U.S.	2.3%
TRUIST	Actual: Baa1	U.S.	2.0%
Boots	Actual: NR	U.K.	2.0%
FRESENIUS MEDICAL CARE	Implied: Baa3	U.S.	1.8%
TIDAL WAVE	Implied: Ba2	U.S.	1.3%
Top 5 Tenants	**64.9% IG Rated[2][3]**		**9.4%**

Geographic Breakdown (% of Total SLR)


United Kingdom
11%
Europe
5%
United States
84%

Note: Portfolio Metrics as of September 30, 2026.
1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 16.
2. Refer to Investment Grade Rating definition included in the footnotes on slide 15.
3. Calculated by adding the Investment Grade tenants' percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Q3'26 Investor Presentation 22

Real Estate Portfolio

Office Overview

GLOBAL NET LEASE

23% Total Portfolio(1)	**48** Properties	**5.1M** Square Feet
$99M SLR	**98%** Leased	**82%** IG Tenants(1)
1.3% Average Annual Rental Increase(1)	**82%** Rent Escalators(1)	**65%** Mission Critical(2)

Lease Maturity Schedule (% of SF)

3.4 Years Weighted Average Lease Term



2.1%
1.8%
1.8%
1.9%
0.6%
3.7%
2026
2027
2028
2029
2030
2031+

Top Five Office Tenants

Tenant	Credit Rating	Country	% of Total SLR
ING	Actual: A2	Netherlands	2.7%
GSA U.S. General Services Administration	Actual: Aa1	U.S.	2.3%
Deutsche Bank	Actual: A	Luxembourg	1.4%
Encompass Health	Actual: Ba1	U.S.	1.2%
AT&T	Implied: Baa2	U.S.	1.2%
Top 5 Tenants	**86.4% IG Rated(3)(4)**		**8.8%**

Geographic Breakdown (% of Total SLR)



United Kingdom
17%
United States
47%
Europe
36%

Note: Portfolio Metrics as of September 30, 2026.
1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 16.
2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet.
3. Refer to Investment Grade Rating definition included in the footnotes on slide 15.
4. Calculated by adding the Investment Grade tenants' percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Q3'26 Investor Presentation 23

Leadership

Executive Team: Leading With Experience. Executing With Discipline.



Michael Weil
Chief Executive Officer & President

Over 20 years of experience leading public REITs and real estate platforms, managing nearly $30 billion across healthcare, retail, office, and industrial assets, and guiding organizations through mergers & acquisitions, IPOs, and internalizations



Chris Masterson
Chief Financial Officer

Over 20 years of finance and accounting experience, including senior leadership as CFO of multiple public REITs, with prior experience at Goldman Sachs and KPMG



Jesse Galloway
Executive Vice President & General Counsel

Over 25 years of legal and executive experience representing major real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice



Ori Kravel
Chief Operating Officer

Over 15 years of experience in corporate strategy, capital markets, and operations within the public REIT sector, having executed over $15 billion in capital markets transactions and $30 billion in M&A transactions



Jason Slear
Executive Vice President

Over 20 years of experience in acquisitions, dispositions, and leasing, with a track record of sourcing and closing more than $10 billion in single-tenant net lease transactions and over 10 million square feet of leasing activity

Q3'26 Investor Presentation 24

Leadership

Board of Directors: Partnering with Management. Focused on Shareholders.

Rob Kauffman
Non-Executive Chairperson

Co-founder of Fortress Investment Group and previously worked as a Managing Director at UBS, a Principal at BlackRock Financial and at Lehman Brothers

M. Therese Antone
Independent Director

Currently serves as Chancellor of Salve Regina University, a position she has held since her appointment in 2009, and as Commissioner of the Rhode Island Ethics Commission

Lisa Kabnick
Independent Director

Retired Partner at Troutman Pepper Hamilton Sanders LLP, and has also served as a member of the Board of Directors of The Philadelphia Inquirer since 2015

Leslie Michelson
Independent Director

Currently serves as Lead Independent Director of Franklin BSP Lending Corporation and formerly held the position of Chairman and CEO of Private Health Management, Inc.

Michael J.U. Monahan
Independent Director

Currently serves as a Vice Chair at CBRE, where he has worked for more than 25 years, and previously held positions at Jones Lang Wootton and Cushman & Wakefield

Stanley Perla
Independent Director

Previously served as a member of the Board of Directors and Chair of the Audit Committee of Madison Harbor Balanced Strategies, Inc., and is a former Partner at Ernst & Young, where he worked for 35 years

Leon C. Richardson
Independent Director

Founder, President, and Chief Operating Officer of The Chemico Group, one of the largest minority-owned chemical management and distribution companies in the U.S., and also serves on the Stellantis Advisory Council and the GM Inclusion Board

Michael Weil
Director

Chief Executive Officer of Global Net Lease, Inc., since 2023, and a member of the Board of Directors since 2012. Previously served as CEO of The Necessity Retail REIT and as President of the Board of Directors of the Real Estate Investment Securities Association (now ADISA)

Q3'26 Investor Presentation 25

Appendix

Financial Definitions

Non-GAAP Financial Measures

This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our performance, ability to incur and service debt, financial condition and results of operations. These non-GAAP financial measures include Funds from Operations ("FFO"), Core Funds from Operations ("Core FFO"), Adjusted Funds from Operations ("AFFO"), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA"), Net Operating Income ("NOI"), Cash Net Operating Income ("Cash NOI") and Cash Paid for Interest. While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI does not reflect an adjustment for straight-line rent, but AFFO does include this adjustment.

FFO, Core FFO, AFFO, Adjusted EBITDA, NOI and Cash NOI and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Definitions of such non-GAAP measures can be found in the Company's Q3 2026 earnings release for the quarter ended September 30, 2026, furnished as exhibit 99.1 to the Current Report on Form 8-K filed by Global Net Lease, Inc. (the "Company" or "GNL") on November 4, 2026. Reconciliations of such non-GAAP measures for Q3 2026 to their nearest comparable GAAP measures can be found in the Appendix found within. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, GNL's financial statements prepared in accordance with GAAP. Additional information with respect to the Company is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on the Company's website, https://www.globalnetlease.com/.

Caution on Use of Non-GAAP Measures

FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures.

Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts ("NAREIT") definition (as we do) or may interpret the current NAREIT definition differently than we do or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs.

We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group.

Q3'26 Investor Presentation 26

Appendix

Non-GAAP Reconciliations

(Amounts in thousands)	Three Months Ended
	30-Sep-26
Net loss	$(56,880)
Depreciation and amortization	43,557
Interest expense	38,810
Income tax (benefit) expense	(1,559)
EBITDA	**23,928**
Impairment charges	58,188
Equity-based compensation	3,820
Merger, transaction and other costs	5,334
Loss on dispositions of real estate investments	1,614
Gain on derivative instruments	(256)
Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness	(2,560)
Loss on extinguishment and modification of debt	206
Other income	(491)
Write offs of straight-line rent	364
Discontinued operations adjustments	(2,443)
Adjusted EBITDA	**87,704**
General and administrative	11,193
Write offs of straight-line rent	(364)
Discontinued operations adjustments	—
NOI	**98,533**
Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net	1,123
Straight-line rent	(1,082)
Cash NOI	**98,574**
Cash Paid for Interest:	
Interest Expense continuing operations	$38,810
Non-cash portion of interest expense	(2,283)
Amortization of discounts on mortgages and senior notes	(7,758)
Total Cash Paid for Interest	**$28,769**

Q3'26 Investor Presentation 27

Appendix

Non-GAAP Reconciliations

(Amounts in thousands, except per share data)	Three Months Ended
	30-Sep-26
Net loss attributable to common stockholders (in accordance with GAAP)	$(67,129)
Impairment charges	58,188
Depreciation and amortization	43,557
Loss on dispositions of real estate investments	1,614
Discontinued operations FFO adjustments	(2,226)
Proportionate share of adjustments for noncontrolling interest to arrive at FFO	(1,222)
FFO (as defined by NAREIT) attributable to stockholders	**32,782**
Merger, transaction and other costs	5,334
Loss on extinguishment and modification of debt	206
Proportionate share of adjustments for noncontrolling interest to arrive at Core FFO	(67)
Core FFO attributable to stockholders	**38,255**
Non-cash equity-based compensation	3,820
Non-cash portion of interest expense	2,283
Amortization related to above- and below- market lease intangibles and right-of-use assets, net	1,123
Straight-line rent	(1,082)
Unrealized gains on undesignated foreign currency advances and other hedge ineffectiveness	(2,560)
Eliminate unrealized gains on foreign currency transactions[(1)]	(654)
Amortization of discounts on mortgages and senior notes	7,758
Eliminate gains related to multi-tenant disposition receivable[(2)]	(208)
Forfeited disposition deposit[(3)]	(300)
Proportionate share of adjustments for noncontrolling interest to arrive at AFFO	(123)
Adjusted funds from operations (AFFO) attributable to common stockholders	**$48,312**
Weighted-average shares outstanding – Basic and Diluted	**221,133**
Net loss per share attributable to common shareholders	$(0.31)
FFO per share	$0.15
Core FFO per share	$0.17
AFFO per share	$0.22
Dividends declared to Common Stockholders	$40,435

1. For AFFO purposes, we adjust for unrealized gains and losses. For the three months ended September 30, 2026, the gain on derivative instruments was $0.3 million, which consisted of unrealized gains of $0.7 million and realized losses of $0.4 million.
2. Represents adjustments to the fair value of the embedded derivative feature of the multi-tenant disposition receivable. We do not consider these adjustments to be indicative of our normal operating performance and have, accordingly, decreased AFFO for this amount.
3. Amount recorded in other income in our consolidated statement of operations. We do not consider this income to be part of our normal operating performance and have, accordingly, decreased AFFO for this amount.

Q3'26 Investor Presentation 28